UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2018

ADVANZEON SOLUTIONS, INC

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 W. Busch Blvd, Suite 701
Tampa, Florida	33618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 367-9080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01 Other Events and Regulation FD Disclosure.

The registrant issued a press release on April 27, 2018, entitled “Advanzeon Solutions, Inc. to File 10-K for 2013 and 2014.”

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

Not Applicable

(b)	Exhibits
99.1	A copy of the press release entitled “Advanzeon Solutions, Inc. To File 10-K For 2013 and 2014” is attached.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANZEON SOLUTIONS, INC.

Date: April 27, 2018	By:	/s/ Clark A. Marcus
Clark A. Marcus, Chief Executive Officer